                                                                     EXHIBIT 4.1

                     [LOGO OF ORBIT/FR INC. APPEARS HERE]



      NUMBER                                                       SHARES



                                ORBIT/FR, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                              SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS
                                                            CUSIP  591261 10 2


THIS CERTIFIES THAT












Is the owner of


   FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF
      -------------------------                -----------------------------
------------------------------- ORBIT/FR, INC. ---------------------------------
      -------------------------                -----------------------------

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
  This Certificate and the shares represented hereby are issued and held subject to the laws of The State of Delaware, the Certificate of Incorporation of the Corporation as amended, and the By-Laws of the Corporation, as amended.
  This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
  IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and sealed with the facsimile seal of the Corporation.



                     [SEAL OF ORBIT/FR, INC. APPEARS HERE]

Dated:    /s/ Irene Honeycutt                             /s/ Aryeh Trabelsi
          -------------------                            --------------------
              SECRETARY                                        PRESIDENT

COUNTERSIGNED AND REGISTERED
              AMERICAN STOCK TRANSFER & TRUST COMPANY
                                       TRANSFER AGENT AND REGISTRAR


BY

                                                      AUTHORIZED SIGNATURE

                                ORBIT/FR, INC.


THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM - as tenants in common                                           UNIF GIFT MIN ACT -            Custodian
   TEN ENT - as tenants by the entireties                                                         (Cust.)              (Minor)
   JT TEN  - as joint tenants with right of                                            under Uniform Gifts to Minors
             survivorship and not as tenants                                           Act
             in common                                                                                     (State)
                              Additional abbreviations may also be used though not in the above list


       For value received, _____________________________  hereby sell, assign, and transfer unto

         PLEASE INSERT SOCIAL SECURITY OR OTHER
            IDENTIFYING NUMBER OF ASSIGNEE
       ---------------------------------------------

       ---------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------  shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

-----------------------------------------------------------------------------------------------------------------------  Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution on the premises.

Dated ___________________________________________


                      ---------------------------------------------------------
             NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER


     SIGNATURE(S) GUARANTEED:
                               ------------------------------------------------
                               THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                               ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                               STOCKBROKERS SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO SEC RULE 17Ad-15